ASSIGNMENT AND
                              ASSUMPTION AGREEMENT
                              WITH LICENSOR CONSENT

           This Assignment and Assumption Agreement is hereby entered into effective as of October 13, 2000 by and between Triad Petroleum, LLC, a Florida limited liability company ("Assignor"), and Regenesis Holdings, Inc., a Florida corporation ("Assignee").

           In consideration of the sum of $10 and other good and valuable consideration furnished to Assignor by the Assignee, the receipt and sufficiency whereof is hereby acknowledged, Assignor hereby conveys, transfers, and assigns to the Assignee all of its right, title, and interest in and to that certain Technology License and Marketing Agreement between Emation, LLC, as Licensor, and Assignor, Triad Petroleum, LLC, as Licensee, with an effective date of September 1, 2000 (the "Contract") to have and to hold unto its successors and assigns, to and for its and their own use and benefit forever.

           Assignee further accepts all of Assignor's right, title, and interest in and to the Contract and assumes all of Licensee's obligations under the Contract. Assignee hereby agrees to all terms, covenants, and conditions of the Licensee under the Contract and agrees to perform all obligations to be performed by Licensee thereunder. Assignee further indemnifies Assignor for any damages or claims arising out of breach of Assignee's obligations hereunder.

           This Agreement shall be governed by and construed in accordance with the laws of Florida.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be signed effective as of October 12, 2000.



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Assignee:

REGENESIS HOLDINGS, INC.,
a Florida corporation

By:
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Assignor:

TRIAD PETROLEUM, LLC, a Florida limited liability company




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Consented to:
Licensor:
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EMATION, LLC